Allianz
Allianz SE
Page 5
Allianz Technology International B.V.** Netherlands
Allianz Global Corporate & Specialty SE Germany
Allianz Foundation for North America California
Allianz Finance Corporation Delaware
Allianz Europe B.V. Netherlands
Allianz X GmbH Germany
Allianz Finanzbeteiligungs GmbH
74.78%
25.22%
Allianz Asset Management GmbH
Allianz X North America LLC Delaware
Allianz Asset Management of America Holdings Inc.
AGCS International Holding B.V. Netherlands
.001%
99.999%
Allianz Mexico, S.A. Compania De Seguros Mexico
Allianz of America, Inc Delaware
20% (Common)
100% (Non-Voting Preferred)
80% (Common)
66.7%
99.8%
0.1% Managing Member
Allianz Global Risks US Insurance Company Illinois
33.3%
Allianz Renewable Energy Partners of America LLC Delaware
Allianz Reinsurance America, Inc. California
Allianz Life Insurance Company of North America Minnesota
Allianz Asset Management of America LLC Delaware
0.1%
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Page 3
Page 4
Fireman's Fund Insurance Company Illinois
Page 2
100% (Voting Common)
Allianz Reinsurance Management Services, Inc. Delaware
Allianz Renewable Energy Partners of America 2 LLC Delaware
PFP Holdings, LLC Delaware
AZOA Services Corporation New York
Allianz Technology of America, Inc. Delaware
100% (Non-Voting Preferred)
Allianz Global Investors U.S. Holdings LLC Delaware
Allianz Capital Partners of America LLC Delaware
Allianz Global Investors U.S. LLC Delaware
P & C Insurance Company
Life Insurance Company

** Various Non-US Intermediaries are not shown

Note: Subsidiary relationships are 100% owned except where indicated

1

As of 12/31/2023

Allianz Global Risks US Insurance Company
Illinois
Allianz Underwriters Insurance Company
Illinois
Fireman's Fund Insurance Company
Illinois
American Automobile Insurance Company
Missouri
1739908 Ontario, Inc.
Canada
Fireman's Fund Indemnity Corporation
New Jersey
Chicago Insurance Company
Illinois
AIM Underwriting Ltd.
Canada
Allianz Risk Consulting, LLC
California
Interstate Fire & Casualty Company
Illinois
Par Holdings, LTD
Bermuda
Allianz Aviation Managers, LLC
Delaware
Fireman's Fund Financial Services, LLC
Delaware
AGCS Marine Insurance Company
Illinois
Allianz Risk Transfer (Bermuda) Limited
Bermuda
National Surety Corporation
Illinois
Allianz Risk Transfer, Inc.
New York
EF Solutions LLC
Delaware

P & C Insurance Company

Note: Subsidiary relationships are 100% owned except where indicated

2

As of 12/31/2023

 3  As of 12/31/2023  Allianz Investment Management LLC (Minnesota)  Yorktown Financial Companies, Inc. (Indiana)  Questar Capital Corporation (Minnesota)  Questar Agency, Inc. (Minnesota)  Dresdner Kleinwort Pfandbriefe Investments II, Inc. (Delaware)  Allianz Fund Investments, Inc. (Delaware)  Allianz Life Insurance Company  of New York  (New York)  Allianz Life Insurance Company  of Missouri  (Missouri)  Allianz Life Insurance Company of North America  (Minnesota)  Life Insurance Company  Note: Subsidiary relationships are 100% owned except where indicated  Organization Chart  Allianz Strategic Investments, LLC (Minnesota)  AZL PF  Investments, Inc.  (Minnesota)  Allianz Investment Management U.S. LLC (Minnesota)  Allianz Life Financial Services, LLC  (Minnesota)

 4  As of 12/31/2023

Allianz



Allianz SE
Munich, Germany
Allianz Holding France S.A.
Paris, France
Allianz Europe Ltd.
Amsterdam, Netherlands
Allianz Europe B.V.
Amsterdam, Netherlands
Euler Hermes Group
Paris, France**
A.C.I.F. Allianz Compagnia Italia Finanziamenti S.p.A.
Milan, Italy
Allianz Partners S.A.S.
Paris, France
Page 6
Euler Hermes North America Holding, Inc.
Owings Mills, Maryland, United States
Euler Hermes North America Insurance Company
Owings Mills, Maryland, United States
Euler Hermes Services North America, LLC
Owings Mills, Maryland, United States
Euler Hermes Collections North America Company
Owings Mills, Maryland, United States
Euler Hermes Excess North America Company, LLC
Owings Mills, Maryland, United States

P & C Insurance Company

** Various Non-US Intermediaries are not shown

Note: Subsidiary relationships are 100% owned except where indicated

5

As of 12/31/2023

Allianz SE
Munich, Germany
100%*
Allianz Partners S.A.S.
Paris, France (Branch Office: Germany)
55%
AWP P&C S.A.
Paris, France
*
AZGA Service Canada Inc.
Canada
AWP USA Inc.
District of Columbia, USA
AZGA Insurance Agency Canada, Ltd.
Canada
Selectcare Worldwide Corporation
Canada
Jefferson Insurance Company
New York, USA
AGA Service Company
Virginia, USA

P & C Insurance Company

* Allianz Partners participations ~ 100%

Note: Various Non-US Intermediaries are not shown
Note: Subsidiary relationships are 100% owned except where indicated

6

As of 12/31/2023